UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2013

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

3661 Horseblock Road, Medford, NY 11763
(Address of principal executive offices and zip code)

(631)924-1135
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Item 8.01 Other Events.

On March 28, 2013, Chembio Diagnostics, Inc. (the “Company”) filed with the Securities Exchange Commission (the “Commission”) a prospectus supplement dated March 27, 2013 (the “Prospectus Supplement”) to the prospectus (the “Prospectus”) included as part of the Company’s registration statement on Form S-3 which was declared effective by the Commission on January 25, 2013 (File No. 333-185932) , pursuant to which the Company will issue, in an underwritten offering, 1,200,000 shares of the Company’s common stock.

Attached as Exhibit 5.1 to this Current Report on Form 8-K is the opinion of Patton Boggs LLP, legal counsel to the Company, regarding the legality of the shares of the Company’s common stock to be issued in connection with the underwritten offering.

ITEM 9.01 Financial Statements and Exhibits.

Exhibits

5.1	Opinion of Patton Boggs LLP, dated April 3, 2013

23.1	Consent of Patton Boggs LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHEMBIO DIAGNOSTICS, INC.

Dated: April 3, 2013

/s/ Lawrence A. Siebert
Lawrence A. Siebert
Chief Executive Officer